UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2006

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5958 Priestly Drive
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2006, Document Sciences Corporation (the “Company”) entered into an Option Repurchase Agreement with Peter M. Riccio, its former Senior Vice President of Sales, whereby the Company purchased Mr. Riccio’s options to purchase 84,581 shares of the Company’s common stock in exchange for a cash sum of $47,000. A copy of the Option Repurchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description of Exhibit
10.1	Option Repurchase Agreement dated as of August 7, 2006 between Document Sciences Corporation and Peter M. Riccio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

DOCUMENT SCIENCES CORPORATION

By:	/s/ John L. McGannon
Name:	John L. McGannon
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Option Repurchase Agreement dated as of August 7, 2006 between Document Sciences Corporation and Peter M. Riccio

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